CNA Financial Corporation
Supplemental Financial Information

March 31, 2022

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K.

Statements of Operations

Three months ended March 31
(In millions)	2022	2021	Change
Revenues:
Net earned premiums	$2,059	$1,962	5%
Net investment income	448	504	(11)
Net investment gains (losses)	(11)	57
Non-insurance warranty revenue	382	338
Other revenues	7	5
Total revenues	2,885	2,866	1
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,455	1,506
Amortization of deferred acquisition costs	344	359
Non-insurance warranty expense	354	311
Other operating expenses	326	284
Interest	28	28
Total claims, benefits and expenses	2,507	2,488	(1)
Income (loss) before income tax	378	378
Income tax (expense) benefit	(65)	(66)
Net income (loss)	$313	$312	—%

Components of Income (Loss), Per Share Data and Return on Equity

Three months ended March 31
(In millions, except per share data)	2022	2021
Components of Income (Loss)
Core income (loss)	$316	$263
Net investment gains (losses)	(3)	49
Net income (loss)	$313	$312

Diluted Earnings (Loss) Per Common Share
Core income (loss)	$1.16	$0.96
Net investment gains (losses)	(0.01)	0.18
Diluted earnings (loss) per share	$1.15	$1.14

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	271.8	271.9
Diluted	272.9	272.9

Return on Equity
Net income (loss) (1)	10.6%	10.1%
Core income (loss) (2)	10.3	8.8
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.
(2) Annualized core income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheet Data and Statements of Cash Flows Data

(In millions, except per share data)	March 31, 2022	December 31, 2021
Total investments	$47,106	$50,328
Reinsurance receivables, net of allowance for uncollectible receivables	5,505	5,463
Total assets	63,792	66,639
Insurance reserves	42,228	43,171
Debt	2,779	2,779
Total liabilities	52,975	53,830
Accumulated other comprehensive income (loss) (1)	(1,303)	320
Total stockholders' equity	10,817	12,809

Book value per common share	$39.87	$47.20
Book value per common share excluding AOCI	$44.67	$46.02

Outstanding shares of common stock (in millions of shares)	271.3	271.4

Statutory capital and surplus - Combined Continental Casualty Companies (2)	$10,876	$11,321

Three months ended March 31	2022	2021
Net cash flows provided (used) by operating activities	$645	$82
Net cash flows provided (used) by investing activities	(129)	408
Net cash flows provided (used) by financing activities	(688)	(321)
Net cash flows provided (used) by operating, investing and financing activities	$(172)	$169

(1) As of March 31, 2022 and December 31, 2021, the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $1,394 million and $2,477 million. To the extent that unrealized gains on fixed income securities supporting certain products within the Life & Group segment would result in a premium deficiency if realized, an increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments).
(2) Statutory capital and surplus as of March 31, 2022 is preliminary.

Property & Casualty - Results of Operations

Three months ended March 31
(In millions)	2022	2021	Change
Gross written premiums	$3,417	$3,250	5%
Gross written premiums ex. 3rd party captives	2,454	2,270	8
Net written premiums	2,023	1,937	4

Net earned premiums	1,940	1,842	5
Net investment income	235	279
Non-insurance warranty revenue	382	338
Other revenues	8	5
Total operating revenues	2,565	2,464	4
Insurance claims and policyholders' benefits	1,182	1,227
Amortization of deferred acquisition costs	344	359
Non-insurance warranty expense	354	311
Other insurance related expenses	258	220
Other expenses	21	15
Total claims, benefits and expenses	2,159	2,132	(1)
Core income (loss) before income tax	406	332
Income tax (expense) benefit on core income (loss)	(85)	(69)
Core income (loss)	$321	$263	22%

Other Performance Metrics
Underwriting gain (loss)	$156	$36	N/M	%

Loss & LAE ratio	60.6%	66.3%	5.7	pts
Expense ratio	31.0	31.5	0.5
Dividend ratio	0.3	0.3	—
Combined ratio	91.9%	98.1%	6.2	pts
Combined ratio excluding catastrophes and development	91.4%	91.9%	0.5	pts

Net accident year catastrophe losses incurred	$19	$125
Effect on loss & LAE ratio	1.0%	6.8%	5.8	pts

Net prior year development and other: (favorable) / unfavorable	$(10)	$(11)
Effect on loss & LAE ratio	(0.5)%	(0.6)%	(0.1)	pts

Rate	7%	11%	(4)	pts
Renewal premium change	9%	11%	(2)	pts
Retention	83%	83%	—	pts
New business	$451	$394	14%

Specialty - Results of Operations

Three months ended March 31
(In millions)	2022	2021	Change
Gross written premiums	$1,846	$1,794	3%
Gross written premiums ex. 3rd party captives	885	816	8
Net written premiums	771	742	4

Net earned premiums	772	735	5
Net investment income	103	117
Non-insurance warranty revenue	382	338
Other revenues	1	—
Total operating revenues	1,258	1,190	6
Insurance claims and policyholders' benefits	446	428
Amortization of deferred acquisition costs	157	154
Non-insurance warranty expense	354	311
Other insurance related expenses	81	70
Other expenses	13	11
Total claims, benefits and expenses	1,051	974	(8)
Core income (loss) before income tax	207	216
Income tax (expense) benefit on core income (loss)	(44)	(46)
Core income (loss)	$163	$170	(4)%

Other Performance Metrics
Underwriting gain (loss)	$88	$83	6%

Loss & LAE ratio	57.6%	58.0%	0.4	pts
Expense ratio	30.9	30.6	(0.3)
Dividend ratio	0.2	0.2	—
Combined ratio	88.7%	88.8%	0.1	pts
Combined ratio excluding catastrophes and development	90.0%	90.2%	0.2	pts

Net accident year catastrophe losses incurred	$—	$5
Effect on loss & LAE ratio	—%	0.7%	0.7	pts

Net prior year development and other: (favorable) / unfavorable	$(10)	$(15)
Effect on loss & LAE ratio	(1.3)%	(2.1)%	(0.8)	pts

Rate	9%	11%	(2)	pts
Renewal premium change	10%	12%	(2)	pts
Retention	85%	86%	(1)	pts
New business	$145	$103	41%

Commercial - Results of Operations

Three months ended March 31
(In millions)	2022	2021	Change
Gross written premiums	$1,208	$1,113	9%
Gross written premiums ex. 3rd party captives	1,206	1,111	9
Net written premiums	1,001	960	4

Net earned premiums	904	855	6
Net investment income	118	148
Other revenues	8	5
Total operating revenues	1,030	1,008	2
Insurance claims and policyholders' benefits	578	644
Amortization of deferred acquisition costs	148	153
Other insurance related expenses	130	115
Other expenses	7	9
Total claims, benefits and expenses	863	921	6
Core income (loss) before income tax	167	87
Income tax (expense) benefit on core income (loss)	(35)	(18)
Core income (loss)	$132	$69	91%

Other Performance Metrics
Underwriting gain (loss)	$48	$(57)	184%

Loss & LAE ratio	63.3%	74.7%	11.4	pts
Expense ratio	30.7	31.4	0.7
Dividend ratio	0.5	0.6	0.1
Combined ratio	94.5%	106.7%	12.2	pts
Combined ratio excluding catastrophes and development	92.7%	92.8%	0.1	pts

Net accident year catastrophe losses incurred	$16	$115
Effect on loss & LAE ratio	1.8%	13.4%	11.6	pts

Net prior year development and other: (favorable) / unfavorable	$—	$4
Effect on loss & LAE ratio	—%	0.5%	0.5	pts

Rate	5%	10%	(5)	pts
Renewal premium change	8%	11%	(3)	pts
Retention	85%	83%	2	pts
New business	$228	$211	8%

International - Results of Operations

Three months ended March 31
(In millions)	2022	2021	Change
Gross written premiums	$363	$343	6%
Net written premiums	251	235	7
Net earned premiums	264	252	5
Net investment income	14	14
Other revenues	(1)	—
Total operating revenues	277	266	4
Insurance claims and policyholders' benefits	158	155
Amortization of deferred acquisition costs	39	52
Other insurance related expenses	47	35
Other expenses	1	(5)
Total claims, benefits and expenses	245	237	(3)
Core income (loss) before income tax	32	29
Income tax (expense) benefit on core income (loss)	(6)	(5)
Core income (loss)	$26	$24	8%

Other Performance Metrics
Underwriting gain (loss)	$20	$10	100%

Loss & LAE ratio	59.8%	61.5%	1.7	pts
Expense ratio	32.6	34.4	1.8
Dividend ratio	—	—	—
Combined ratio	92.4%	95.9%	3.5	pts
Combined ratio excluding catastrophes and development	91.2%	94.0%	2.8	pts

Net accident year catastrophe losses incurred	$3	$5
Effect on loss & LAE ratio	1.2%	2.0%	0.8	pts

Net prior year development and other: (favorable) / unfavorable	$—	$—
Effect on loss & LAE ratio	—%	(0.1)%	(0.1)	pts

Rate	9%	14%	(5)	pts
Renewal premium change	10%	12%	(2)	pts
Retention	73%	75%	(2)	pts
New business	$78	$80	(3)%

Life & Group - Results of Operations

Three months ended March 31
(In millions)	2022	2021
Net earned premiums	$120	$120
Net investment income	212	219
Other revenues	(1)	1
Total operating revenues	331	340
Insurance claims and policyholders' benefits	281	281
Other insurance related expenses	31	25
Other expenses	3	2
Total claims, benefits and expenses	315	308
Core income (loss) before income tax	16	32
Income tax (expense) benefit on core income (loss)	7	4
Core income (loss)	$23	$36

Corporate & Other - Results of Operations

Three months ended March 31
(In millions)	2022	2021
Net earned premiums	$(1)	$—
Net investment income	1	6
Other revenues	—	(1)
Total operating revenues	—	5
Insurance claims and policyholders' benefits	(8)	(2)
Other insurance related expenses	2	10
Other expenses	39	40
Total claims, benefits and expenses	33	48
Core income (loss) before income tax	(33)	(43)
Income tax (expense) benefit on core income (loss)	5	7
Core income (loss)	$(28)	$(36)

Investment Summary - Consolidated

	March 31, 2022		December 31, 2021
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$22,786	$791	$24,139	$2,699
States, municipalities and political subdivisions:
Tax-exempt	7,091	485	7,781	1,119
Taxable	3,968	58	4,162	466
Total states, municipalities and political subdivisions	11,059	543	11,943	1,585
Asset-backed:
RMBS	2,848	(135)	2,956	63
CMBS	1,940	(68)	2,031	44
Other ABS	2,623	(82)	2,598	44
Total asset-backed	7,411	(285)	7,585	151
U.S. Treasury and obligations of government-sponsored enterprises	120	(5)	130	(2)
Foreign government	549	(10)	583	13
Redeemable preferred stock	20	—	—	—
Total fixed maturity securities	41,945	1,034	44,380	4,446
Equities:
Common stock	220	—	233	—
Non-redeemable preferred stock	761	—	802	—
Total equities	981	—	1,035	—
Limited partnership investments	1,840	—	1,859	—
Other invested assets	97	—	91	—
Mortgage loans	942	—	973	—
Short term investments	1,301	—	1,990	—
Total investments	$47,106	$1,034	$50,328	$4,446

Net receivable/(payable) on investment activity	$(94)		$201

Effective duration (in years)	6.5		6.6
Weighted average rating	A		A

RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other

	March 31, 2022		December 31, 2021
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$14,296	$(173)	$14,897	$713
States, municipalities and political subdivisions:
Tax-exempt	1,518	$(80)	1,604	92
Taxable	2,268	$(154)	2,369	69
Total states, municipalities and political subdivisions	3,786	(234)	3,973	161
Asset-backed:
RMBS	2,802	(135)	2,899	60
CMBS	1,871	(67)	1,955	42
Other ABS	2,328	(74)	2,326	31
Total asset-backed	7,001	(276)	7,180	133
U.S. Treasury and obligations of government-sponsored enterprises	102	(2)	109	(2)
Foreign government	515	(7)	545	11
Redeemable preferred stock	20	—	—	—
Total fixed maturity securities	25,720	(692)	26,704	1,016
Equities:
Common stock	220	—	233	—
Non-redeemable preferred stock	171	—	179	—
Total equities	391	—	412	—
Limited partnership investments	1,018	—	1,029	—
Other invested assets	97	—	91	—
Mortgage loans	722	—	741	—
Short term investments	1,286	—	1,887	—
Total investments	$29,234	$(692)	$30,864	$1,016

Net receivable/(payable) on investment activity	$(132)		$145

Effective duration (in years)	5.0		4.9
Weighted average rating	A-		A

Investment Summary - Life & Group

	March 31, 2022		December 31, 2021
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$8,490	$964	$9,242	$1,986
States, municipalities and political subdivisions:
Tax-exempt	5,573	565	6,177	1,027
Taxable	1,700	212	1,793	397
Total states, municipalities and political subdivisions	7,273	777	7,970	1,424
Asset-backed:
RMBS	46	—	57	3
CMBS	69	(1)	76	2
Other ABS	295	(8)	272	13
Total asset-backed	410	(9)	405	18
U.S. Treasury and obligations of government-sponsored enterprises	18	(3)	21	—
Foreign government	34	(3)	38	2
Redeemable preferred stock	—	—	—	—
Total fixed maturity securities	16,225	1,726	17,676	3,430
Equities:
Common stock	—	—	—	—
Non-redeemable preferred stock	590	—	623	—
Total equities	590	—	623	—
Limited partnership investments	822	—	830	—
Other invested assets	—	—	—	—
Mortgage loans	220	—	232	—
Short term investments	15	—	103	—
Total investments	$17,872	$1,726	$19,464	$3,430

Net receivable/(payable) on investment activity	$38		$56

Effective duration (in years)	8.9		9.2
Weighted average rating	A		A

Investments - Fixed Maturity Securities by Credit Rating

March 31, 2022	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$33	$(1)	$460	$10	$5,234	$202	$15,340	$608	$1,719	$(28)	$22,786	$791
States, municipalities and political subdivisions	—	—	2,614	152	5,530	187	2,405	204	507	—	3	—	11,059	543
Asset-backed:
RMBS	2,375	(102)	311	(48)	8	—	21	1	22	3	111	11	2,848	(135)
CMBS	2	—	308	(3)	815	(25)	259	(12)	399	(21)	157	(7)	1,940	(68)
Other ABS	—	—	100	(2)	162	(7)	1,039	(25)	1,199	(38)	123	(10)	2,623	(82)
Total asset-backed	2,377	(102)	719	(53)	985	(32)	1,319	(36)	1,620	(56)	391	(6)	7,411	(285)
U.S. Treasury and obligations of government-sponsored enterprises	120	(5)	—	—	—	—	—	—	—	—	—	—	120	(5)
Foreign government	—	—	147	(1)	268	(5)	104	(4)	30	—	—	—	549	(10)
Redeemable preferred stock	—	—	—	—	—	—	—	—	—	—	20	—	20	—
Total fixed maturity securities	$2,497	$(107)	$3,513	$97	$7,243	$160	$9,062	$366	$17,497	$552	$2,133	$(34)	$41,945	$1,034

Percentage of total fixed maturity securities	6%		8%		17%		22%		42%		5%		100%

Components of Net Investment Income

Three months ended March 31	Consolidated
(In millions)	2022	2021
Taxable fixed income securities	$368	$359
Tax-exempt fixed income securities	73	80
Total fixed income securities	441	439
Limited partnership and common stock investments	8	61
Other, net of investment expense	(1)	4
Net investment income	$448	$504

Effective income yield for fixed income securities portfolio	4.3%	4.4%
Limited partnership and common stock return	0.4	3.4

	Property & Casualty and Corporate & Other
Three months ended March 31
(In millions)	2022	2021
Taxable fixed income securities	$225	$225
Tax-exempt fixed income securities	11	12
Total fixed income securities	236	237
Limited partnership and common stock investments	—	42
Other, net of investment expense	—	6
Net investment income	$236	$285

Effective income yield for fixed income securities portfolio	3.6%	3.8%

Three months ended March 31	Life & Group
(In millions)	2022	2021
Taxable fixed income securities	$143	$134
Tax-exempt fixed income securities	62	68
Total fixed income securities	205	202
Limited partnership and common stock investments	8	19
Other, net of investment expense	(1)	(2)
Net investment income	$212	$219

Effective income yield for fixed income securities portfolio	5.5%	5.5%

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended March 31, 2022 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,433	$8,890	$2,280	$17,603	$3,754	$2,817	$24,174
Ceded	1,168	825	340	2,333	113	2,523	4,969
Net	5,265	8,065	1,940	15,270	3,641	294	19,205

Net incurred claim & claim adjustment expenses	445	572	158	1,175	271	4	1,450
Net claim & claim adjustment expense payments	(327)	(526)	(102)	(955)	(247)	(15)	(1,217)
Foreign currency translation adjustment and other	—	—	(27)	(27)	(65)	—	(92)

Claim & claim adjustment expense reserves, end of period
Net	5,383	8,111	1,969	15,463	3,600	283	19,346
Ceded	1,240	823	347	2,410	112	2,480	5,002
Gross	$6,623	$8,934	$2,316	$17,873	$3,712	$2,763	$24,348

Life & Group Policyholder Reserves

March 31, 2022
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,933	$10,022	$12,955
Structured settlement annuities and other	532	—	532
Total	3,465	10,022	13,487
Shadow adjustments	135	1,629	1,764
Ceded reserves	112	287	399
Total gross reserves	$3,712	$11,938	$15,650

December 31, 2021
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,905	$10,012	$12,917
Structured settlement annuities and other	536	—	536
Total	3,441	10,012	13,453
Shadow adjustments	200	2,936	3,136
Ceded reserves	113	288	401
Total gross reserves	$3,754	$13,236	$16,990

Definitions and Presentation
•Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.
•P&C Operations includes Specialty, Commercial and International.
•Life & Group segment primarily includes the results of long term care businesses that are in run-off.
•Corporate & Other segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re, asbestos and environmental pollution, excess workers' compensation and legacy mass tort. Intersegment eliminations are also included in this segment.
•Management uses the core income (loss) financial measure to monitor the Company’s operations. Please refer to Note O to the Consolidated Financial Statements within the December 31, 2021 Form 10-K for further discussion of this non-GAAP financial measure.
•Management uses underwriting results to monitor insurance operations. Underwriting results are pretax and are calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.
•In the evaluation of the results of Specialty, Commercial and International, management uses the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. For certain products within Small Business, where quantifiable, rate includes the influence of new business as well. Exposure represents the measure of risk used in the pricing of the insurance product. Retention represents the percentage of premium dollars renewed in comparison to the expiring premium dollars from policies available to renew. Rate, renewal premium change and retention presented for the prior year is updated to reflect subsequent activity on policies written in the period. New business represents premiums from policies written with new customers and additional policies written with existing customers.
•This financial supplement may also reference or contain financial measures that are not in accordance with GAAP. Management utilizes these financial measures to monitor the Company's insurance operations and investment portfolio. Core income, which is derived from certain income statement amounts, is used by management to monitor performance of the Company's insurance operations. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk.

•Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of net investment gains or losses and any cumulative effects of changes in accounting guidance. The calculation of core income (loss) excludes net investment gains or losses because net investment gains or losses are generally driven by economic factors that are not necessarily reflective of our primary operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure. For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's most recent 10-K on file with the Securities and Exchange Commission, as well as the press release, available at www.cna.com.
•Gross written premiums ex. 3rd party captives represents gross written premiums excluding business which is ceded to third party captives, including business related to large warranty programs.
•Pretax net prior year development and other includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.
•Net investment income from fixed income securities, as presented, includes both fixed maturity securities and non-redeemable preferred stock.
•Certain immaterial differences are due to rounding.
•N/M = Not Meaningful